Standard Industrial Classification Code 8361

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2009

TrinityCare Senior Living, Inc.

(Formerly J-KAN, INC.)
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

333-140567	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

227 East Edgewood Avenue
Friendswood, TX 77546
(281) 482-9700

Donald W. Sapaugh
227 East Edgewood Avenue
Friendswood, TX 77546
(281) 482-9700
 (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 –Acquisition or Disposition of Assets

Effective January 15, 2009 J-Kan, Inc. signed a definitive agreement to combine with TrinityCare Senior Living LLC (“TrinityCare”).  Trinity Care is a privately operator of senior living facilities.
The business combination was consummated effective at the close of business on the 16th day of February, 2009.
As a result of the merger, the members of TrinityCare (the “TrinityCare Equityholders”) will own a majority of the voting stock of J-Kan, Inc., that will change its name to TrinityCare Senior Living, Inc.

ITEM 9.01 – Financial Statements and Exhibits

None
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TrinityCare Senior Living, Inc.

Date: February 17, 2009	By: /s/ Donald W. Sapaugh
Name: Donald W. Sapaugh Title: President